June 18, 2026

State Street Bank and Trust Company

2495 Natomas Park Drive

Sacramento, CA 95833

Attention: Andrea Sharp

Re:  Updates to Services Agreements

Ladies and Gentlemen:

Reference is hereby made to (a) the Fund Administration Agreement dated as of March 31, 2010 by and between State Street Bank and Trust Company (“State Street”) and Wasatch Funds Trust (“Wasatch”) (the “Administration Agreement”); and (b) the Investment Accounting Agreement dated as of March 31, 2010 by and between State Street and Wasatch (the “Accounting Agreement,” and together with the Administration Agreement, the “Agreements,” all as may be amended, supplemented, restated or otherwise modified from time to time).

Wasatch hereby confirms that it has established the following portfolios and desires to have State Street provide services to each portfolio pursuant to the terms of the Agreements, effective as of the date set forth below:

SSB Fund #	Portfolio Name	Effective Date
W4J1	Wasatch Small/Mid Cap ETF	June 18, 2026

Attached hereto is an updated Schedule A to each of the Agreements. The attached Annex 1 shall replace Annex 1 to Schedule B6 to the Administration Agreement.

Please indicate your acknowledgement and acceptance of the foregoing by signing below.

WASATCH FUNDS TRUST

By:	/s/ Michael K. Yeates
Name:	Michael K. Yeates
Title:	President

Acknowledged and accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrea E. Sharp
Name:	Andrea E. Sharp
Title:	Managing Director

Schedule A

WASATCH FUNDS TRUST

Portfolios:

Wasatch Core Growth Fund
Wasatch International Growth Fund
Wasatch Micro Cap Fund
Wasatch Small Cap Growth Fund
Wasatch Small Cap Value Fund
Wasatch Ultra Growth Fund
Wasatch-Hoisington U.S. Treasury Fund
Wasatch Micro Cap Value Fund
Wasatch International Opportunities Fund
Wasatch Emerging Markets Small Cap Fund
Wasatch Global Opportunities Fund
Wasatch Global Value Fund
Wasatch Emerging India Fund
Wasatch Frontier Emerging Small Countries Fund
Wasatch Emerging Markets Select Fund
Wasatch Global Select Fund
Wasatch International Select Fund
Wasatch Long/Short Alpha Fund
Wasatch U.S. Select Fund
Wasatch International Value Fund
Wasatch Global Small Cap Value Fund
Wasatch International Small Cap Value Fund
Wasatch Small/Mid Cap ETF

Updated as of: June 18, 2026

ANNEX 1 to Schedule B6

to the Administration Agreement, updated as of June 18, 2026

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type
WASATCH FUNDS TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Wasatch Core Growth Fund	Standard
Wasatch International Growth Fund
Wasatch Micro Cap Fund
Wasatch Small Cap Growth Fund
Wasatch Small Cap Value Fund
Wasatch Ultra Growth Fund
Wasatch-Hoisington U.S. Treasury Fund
Wasatch Micro Cap Value Fund
Wasatch International Opportunities Fund
Wasatch Emerging Markets Small Cap Fund
Wasatch Global Opportunities Fund
Wasatch Global Value Fund
Wasatch Emerging India Fund
Wasatch Frontier Emerging Small Countries Fund
Wasatch Emerging Markets Select Fund
Wasatch Global Select Fund
Wasatch International Select Fund
Wasatch Long/Short Alpha Fund
Wasatch U.S. Select Fund
Wasatch International Value Fund
Wasatch Global Small Cap Value Fund
Wasatch International Small Cap Value Fund
Wasatch Small/Mid Cap ETF

Form N-CEN Services

WASATCH FUNDS TRUST*

*Includes the following closed funds that will still file a final Form N-CEN:

Wasatch-1st Source Income Fund (closed July 13, 2018)

Wasatch World Innovators Fund (closed September 7, 2018)

Wasatch Strategic Income Fund (closed September 7, 2018)

Wasatch Long/Short Fund (closed September 21, 2018)

Wasatch Greater China Fund (closed January 15, 2026)

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

WASATCH FUNDS TRUST

By: /s/ Michael K. Yeates
Name: Michael K. Yeates
Title: President

Acknowledged and accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/ Andrea E. Sharp
Name: Andrea E. Sharp
Title: Managing Director